EXHIBIT 4(i)

NUMBER                                                                SHARES
[    ]                                                                [    ]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                            SEAWRIGHT HOLDINGS, INC.

                                  COMMON STOCK



THIS CERTIFIES THAT:




is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                            SEAWRIGHT HOLDINGS, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of it's duly authorized officers.

DATED:

                        [SEAL OF SEAWRIGHT HOLDINGS, INC]

/s/                                                    /s/
-------------------------                              -------------------------
SECRETARY                                              PRESIDENT



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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
A STATEMENT OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT - ________Custodian_______
TEN ENT   - as tenants by the entireties                          (Cust)          (Minor)
JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
            of survivorship and not as                           Act _____________________
            tenants in common                                            (State)

     Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER AND

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                 _____________________________________________.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGN _____ GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.